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Exhibit 3.83

CERTIFICATE OF INCORPORATION
November 1, 1989
ARTICLES OF AMALGAMATION

1.
The name of the amalgamated corporation is:

        PAPERBOARD INDUSTRIES CORPORATION

2.
The address of the registered office is:

  Suite 600, 144 Front Street West
  Toronto, Ontario M5J 1G2
  The Municipality of Metropolitan Toronto
  Judicial District of York

3.
Number (or minimum and maximum number) of directors is:

        Minimum of five and maximum of twelve

4.
The director(s) is/are:

First name, initials and surname	Residence address, giving Street & No. or R.R. No., Municipality and Postal Code	Resident Canadian State Yes or No
Roderick M. Bryden	40 Noel Street Ottawa, Ontario K1M 2A5	Yes
C. Ian Ross	174 Rosedale Heights Drive Toronto, Ontario M4T 1C8	Yes
James C. McCartney	235 Cortleigh Boulevard Toronto, Ontario M5N 1P8	Yes
Richard E. Venn	377 Glencairn Avenue Toronto, Ontario M5N 1V2	Yes
Charles E. O'Connor	Suite 501 130 Queen Elizabeth Driveway Ottawa, Ontario K2P 1E6	Yes

James Stuart Spalding	54 Aberdeen Avenue Westmount, Quebec H3Y 3A4	Yes
5.
A) The amalgamation agreement has been duly adopted by the shareholders of each of the amalgamating corporations as required by subsection 175(4) of the Business Corporations Act on the date set out below.

  B) The amalgamation has been approved by the directors of each amalgamating corporation by a resolution as required by section 176 of the Business Corporations Act on the date set out below.

  The articles of amalgamation in substance contain the provisions of the articles of amalgamation of

PAPERBOARD INDUSTRIES CORPORATION

and are more particularly set out in these articles:

Name of amalgamating corporations	Ontario Corporation Number	Date of Adoption/Approval
Paperboard Industries Corporation	792000	October 31, 1989
511525 Ontario Inc.	511525	October 31, 1989
6.
(MISSING—CUT OFF AT TOP OF PAGE) may carry on or on powers the corporation exercise.

        None

7.
The classes and any maximum number of shares that the corporation is authorized to issue.

        The Corporation is authorized to issue an unlimited number of common shares.

8.
Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors' authority with respect to any class of shares which is to be issued in series:

(1)
The rights, privileges, restrictions and conditions attaching to the Common Shares are as follows:

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(a)
Payment of Dividends: The holders of the common shares shall be entitled to receive dividends if, as and when declared by the board of directors of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends in such amounts and payable in such manner as the board of directors may from time to time determine. Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to or rateably with the common shares, the board of directors may in their sole discretion declare dividends on the common shares to the exclusion of any other class of shares of the Corporation.

(b)
Participation upon Liquidation, Dissolution or Winding-Up: In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the common shares shall, subject to the rights of the holders of any other class of shares of the Corporation upon such a distribution in priority to or rateably with the common shares, be entitled to participate rateably in any distribution of the assets of the Corporation.

(c)
Voting Rights: The holders of the common shares shall be entitled to receive notice of and to attend all annual and special meetings of the shareholders of the Corporation and to vote in respect of each common share held at all such meetings.

9.
(CUT OFF) restricted and the restrictions (if any) are as follows:

10.
Other provisions, (if any):

(a)
without limiting in any manner the powers of the directors of the Corporation under the Business Corporations Act, 1982 (Ontario) as now enacted, or hereinafter amended, repealed and re-enacted or replaced, the directors of the Corporation may without authorization of the shareholders, authorize the Corporation, by authentic deed, for the purpose of securing any bonds, debentures or debenture stock which it is by law entitled to issue, hypothecate, mortgage or pledge any property, moveable or immoveable, present or future, which it may own in Quebec.

11.
The statements required by subsection 177(2) of the Business Corporations Act are attached as Schedule "A".

12.
A copy of the amalgamation agreement or directors resolutions (as the case may be) is/are attached as Schedule "B".

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These articles are signed in duplicate.
Names of the amalgamating corporations and signatures and descriptions of office of their proper officers.
Paperboard Industries Corporation
Per:	Charles E. O'Connor Director
511525 Ontario Inc.
Per:	Charles E. O'Connor Chairman, President and Chief Executive Officer

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SCHEDULE "A"
C E R T I F I C A T E

        The undersigned, a director of Paperboard Industries Corporation (the "Corporation") hereby states that:

  1.
  the Corporation proposes to amalgamate with 511525 Ontario Inc.;

  2.
  there are reasonable grounds for believing that the Corporation is and the amalgamated corporation will be able to pay its liabilities as they become due and the realizable value of the amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes;

  3.
  there are reasonable grounds for believing that no creditor will be prejudiced by the amalgamation.

      DATED the 31st day of October, 1989.

PAPERBOARD INDUSTRIES CORPORATION
Per:	Charles E. O'Connor

SCHEDULE "A"
C E R T I F I C A T E

        The undersigned, the President of 511525 Ontario Inc. (the "Corporation") hereby states that:

  1.
  the Corporation proposes to amalgamate with Paperboard Industries Corporation;

  2.
  there are reasonable grounds for believing that the Corporation is and the amalgamated corporation will be able to pay its liabilities as they become due and the realizable value of the amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes;

  3.
  there are reasonable grounds for believing that no creditor will be prejudiced by the amalgamation.

    DATED the 31st day of October, 1989.

511525 ONTARIO INC.
Per:	Charles E. O'Connor

SCHEDULE "B"
PAPERBOARD INDUSTRIES CORPORATION

Amalgamation

        WHEREAS 169569 Canada Inc. (the "Corporation") was granted a certificate of continuance in Ontario pursuant to the Business Corporations Act, 1982 as 511525 Ontario Inc.

        AND WHEREAS Paperboard Industries Corporation ("PIC") and the Corporation wish to amalgamate under the Business Corporations Act, 1982 and continue as Paperboard Industries Corporation.

        RESOLVED:

1.
The amalgamation of PIC and the Corporation under the Business Corporations Act, 1982 pursuant to subsection 176(1) thereof, be and the same is hereby approved.

2.
Upon the endorsement of a certificate of amalgamation pursuant to subsection 177(4) of the Business Corporations Act, 1982, all shares of the Corporation, including all shares which have been issued and are outstanding at the date hereof, be and the same are hereby cancelled without any repayment of capital in respect thereof.

3.
The articles of amalgamation of the amalgamated corporation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of PIC.

4.
No securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation.

5.
Any director or officer of PIC be and he is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing.

        DATED the 31st day of October, 1989.

SCHEDULE "B"
511525 ONTARIO INC.

Amalgamation

        WHEREAS 169569 Canada Inc. (the "Corporation") was granted a certificate of continuance in Ontario pursuant to the Business Corporations Act, 1982 as 511525 Ontario Inc.

        AND WHEREAS Paperboard Industries Corporation ("PIC") and the Corporation wish to amalgamate under the Business Corporations Act, 1982 and continue as Paperboard Industries Corporation.

        RESOLVED:

1.
The amalgamation of PIC and the Corporation under the Business Corporations Act, 1982 pursuant to subsection 176(1) thereof, be and the same is hereby approved.

2.
Upon the endorsement of a certificate of amalgamation pursuant to subsection 177(4) of the Business Corporations Act, 1982, all shares of the Corporation, including all shares which have been issued and are outstanding at the date hereof, be and the same are hereby cancelled without any repayment of capital in respect thereof.

3.
The articles of amalgamation of the amalgamated corporation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of PIC.

4.
No securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation.

5.
Any director or officer of the Corporation be and he is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing.

        DATED the 31st day of October, 1989.

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CERTIFICATE OF INCORPORATION
December 16, 1992
ARTICLES OF AMENDMENT

1.
The present name of the corporation is:

        PAPERBOARD INDUSTRIES CORPORATION

2.
The name of the corporation is changed to (if applicable):

3.
Date of incorporation/amalgamation:

        01 NOVEMBER 1989

4.
The articles of the corporation are amended as follows:

I.
Section 3 is amended by changing the number of directors to a minimum of 1 and a maximum of 12.

II.
Section 7 is amended by creating an unlimited number of Class A shares and an unlimited number of Class B shares, so that after giving effect to the foregoing, the Corporation is authorized to issue an unlimited number of common shares, an unlimited number of Class A shares and an unlimited number of Class B shares.

III.
Section 8 is amended by adding as clauses (2) and (3) the following rights, privileges, restrictions and conditions attaching to the Class A shares and the Class B shares:

        "(2) Class A Shares

    The rights, privileges, restrictions and conditions attaching to the Class A shares are as follows:

    (a)
    Definitions

    In these share conditions, the following words and phrases shall have the following, meanings:

      (i)
      "redemption amount" of each Class A share means the sum of $100;

      (ii)
      "redemption price" of each Class A share means the redemption amount plus an amount equal to all dividends which have at the relevant time been declared or accrued thereon but which have not then been paid (if any); and

      (iii)
      "Act" means the Business Corporations Act (Ontario).

    (b)
    Voting Rights

    Subject to the Act, the holders of the Class A shares shall not, as such, be entitled to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting, but shall be entitled to receive notice of and to attend, but not to vote at, any meeting of the shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially, all the property of the Corporation other than in the ordinary course of business.

    (c)
    Dividends

    Subject to the Act, the holders of the Class A shares and Class B shares shall participate equally as to dividends in that all dividends which the directors may determine to declare and pay in any year shall be declared and paid in equal amounts per share on all the Class A shares and Class B shares at the time outstanding without preference or distinction. In any financial year, after providing for the dividends on the Class A shares and the Class B shares, the directors may, in their discretion, declare dividends on the common shares according to their rights.

    (d)
    Redemption at Option of Corporation

    (i)
    General—Subject to the Act, the Corporation may redeem the whole or any part of the issued Class A shares on payment for each share to be redeemed of the redemption price.

    (ii)
    Notice—Unless all the holders of the Class A shares to be redeemed shall have waived notice of such redemption, the Corporation shall give not less than 30 days' notice in writing of such redemption by mailing to each person who at the date of mailing is a registered holder of the Class A shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Class A shares. Such notice shall be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the books of the Corporation or, in the event of the address of any such shareholder not so appearing, then to the last known address of such shareholder, provided however, that accidental failure or omission to give any such notice to one or more of such holders shall not affect the validity of such redemption. Such notice shall set out the redemption price of the shares to be redeemed and the date on which redemption is to take place and, if part only of the Class A shares held by the person to whom notice is given is to be redeemed, the number thereof so to be redeemed.

    (iii)
    Redemption Procedure—On or after the date so specified for redemption in such notice, the Corporation shall pay or cause to be paid to or to the order

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        of the registered holders of the shares to be redeemed the redemption price of such shares on presentation and surrender, at the registered office of the Corporation or any other place designated in such notice, of the certificates representing the shares so called for redemption. Such payment shall be made by cheque payable at any branch in Canada of one of the Corporation's bankers for the time being.

      (iv)
      Partial Redemption—In case a part only of the Class A shares is at any time to be redeemed, the shares so to be redeemed shall either be selected by lot in such manner as the board of directors in its sole discretion shall determine or, if the board of directors so determines, shall be redeemed pro rata, disregarding fractions, and the board of directors may provide for such adjustments as may be necessary to avoid the redemption of fractions of shares. If a part only of the Class A shares represented by any certificates are redeemed, a new certificate for the balance shall be issued by the Corporation.

      (v)
      Cessation of Rights—From and after the date specified for redemption in any such notice, the Class A shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof, unless payment of the redemption price of the Class A shares shall not be made upon presentation of the certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected.

      (vi)
      Deposit of Redemption Price—The Corporation shall have the right, at any time after the mailing of notice of its intention to redeem any shares, to deposit the redemption price of the Class A shares so called for redemption or of such of the said shares represented by certificates which have not at the date of such deposit been surrendered by the holders thereof in connection with any such redemption, in a special account in any chartered bank or any trust company in Canada named in such notice to be paid without interest to or to the order of the respective holders of such shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same and, upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class A shares in respect of which such deposit shall have been made shall be redeemed and the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price of the Class A shares so deposited, against presentation and surrender of the said certificates held by them respectively, and interest allowed on any such deposit shall belong to the Corporation.

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    (e)
    Distribution Rights

    In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of the property or assets of the Corporation among its shareholders for the purpose of winding-up its affairs, all the property and assets of the Corporation available for distribution to the holders of the Class A shares and Class B shares shall be paid or distributed equally share for share to the holders of the Class A shares and Class B shares, respectively, without preference or distinction.

    Subject to the priority of the Class A shares and Class B shares, the common shares shall be entitled to receive the remaining property of the Corporation.

  (3)
  Class B Shares

    The rights, privileges, restrictions and conditions attaching to the Class B shares are as follows:

    (a)
    Definitions

    In these share conditions, the following words and phrases shall have the following meanings:

      (i)
      "redemption amount" of each Class B share means the sum of $100; and

      (ii)
      "redemption price" of each Class B share means the redemption amount plus an amount equal to all dividends which have at the relevant time been declared or accrued thereon but which have not then been paid (if any).

    (b)
    Voting Rights

    Subject to the Act, the holders of the Class B shares shall not, as such, be entitled to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting, but shall be entitled to receive notice of and to attend, but not to vote at, any meeting of the shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of business.

  (c)
  Dividends

    Subject to the Act, the holders of the Class B shares and Class A shares shall participate equally as to dividends in that all dividends which the directors may determine to declare and pay in any year shall be declared and paid in equal amounts per share on all the Class B shares and Class A shares at the time outstanding without preference or distinction. In any financial year, after providing for the dividends on

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    the Class A shares and the Class B shares, the directors may, in their discretion, declare dividends on the common shares according to their rights.

  (d)
  Redemption at Option of Corporation

  (i)
  General—Subject to the Act, the Corporation may redeem the whole or any part of the issued Class B shares on payment for each share to be redeemed of the redemption price.

  (ii)
  Notice—Unless all the holders of the Class B shares to be redeemed shall have waived notice of such redemption, the Corporation shall give not less than 30 days' notice in writing of such redemption by mailing to each person who at the date of mailing is a registered holder of the Class B shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Class B shares. Such notice shall be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the books of the Corporation or, in the event of the address of any such shareholder not so appearing, then to the last known address of such shareholder, provided however, that accidental failure or omission to give any such notice to one or more of such holders shall not affect the validity of such redemption. Such notice shall set out the redemption price of the shares to be redeemed and the date on which redemption is to take place and, if part only of the Class B shares held by the person to whom notice is given is to be redeemed, the number thereof so to be redeemed.

  (iii)
  Redemption Procedure—On or after the date so specified for redemption in such notice, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the shares to be redeemed the redemption price of such shares on presentation and surrender, at the registered office of the Corporation or any other place designated in such notice, of the certificates representing the shares so called for redemption. Such payment shall be made by cheque payable at any branch in Canada of one of the Corporation's bankers for the time being.

  (iv)
  Partial Redemption—In case a part only of the Class B shares is at any time to be redeemed, the shares so to be redeemed shall either be selected by lot in such manner as the board of directors in its sole discretion shall determine or, if the board of directors so determines, shall be redeemed pro rata, disregarding fractions, and the board of directors may provide for such adjustments as may be necessary to avoid the redemption of fractions of shares. If a part only of the Class B shares represented by any certificates are redeemed, a new certificate for the balance shall be issued by the Corporation.

  (v)
  Cessation of Rights—From and after the date specified for redemption in any such notice, the Class B shares called for redemption shall cease to be

5

    entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof, unless payment of the redemption price of the Class B shares shall not be made upon presentation of the certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected.

    (vi)
    Deposit of Redemption Price—The Corporation shall have the right, at any time after the mailing of notice of its intention to redeem any shares, to deposit the redemption price of the Class B shares so called for redemption or of such of the said shares represented by certificates which have not at the date of such deposit been surrendered by the holders thereof in connection with any such redemption, in a special account in any chartered bank or any trust company in Canada named in such notice to be paid without interest to or to the order of the respective holders of such shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same and, upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class B shares in respect of which such deposit shall have been made shall be redeemed and the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price of the Class B shares so deposited, against presentation and surrender of the said certificates held by them respectively, and interest allowed on any such deposit shall belong to the Corporation.

  (e)
  Distribution Rights

  In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of the property or assets of the Corporation among its shareholders for the purpose of winding-up its affairs, all the property and assets of the Corporation available for distribution to the holders of the Class B shares and Class A shares shall be paid or distributed equally share for share to the holders of the Class B shares and Class A shares, respectively, without preference or distinction.

  Subject to the priority of the Class A shares and Class B shares, the common shares shall be entitled to receive the remaining property of the Corporation.

  (f)
  Conversion at Option of Holder

  (i)
  General—A holder of any Class B shares shall be entitled to convert on a share for share basis the whole or any part of the Class B shares registered in the name of such holder on the books of the Corporation into Class A shares.

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    (ii)
    Notice—A holder of such shares to be converted shall tender to the Corporation at its registered office a request in writing specifying that such holder desires to have the whole or any part of the Class B shares registered in his name converted into Class A shares, together with the share certificates, if any, representing the Class B shares which the registered holder desires to have converted. If a part only of the Class B shares represented by any certificates are converted, a new certificate for the balance shall be issued by the Corporation.

    (iii)
    Anti-Dilution—In the event the Class B shares or the Class A shares are at any time subdivided, consolidated or changed into a greater or lesser number of shares of the same or another class, an appropriate adjustment shall be made in the rights and conditions attached to the Class B shares so as to maintain the relative rights of the holders of such shares."

  IV.
  Section 9 is amended so that the issue, transfer or ownership of shares is restricted and the restrictions are as follows:

    "No share in the capital of the Corporation shall be transferred without the consent of the directors expressed by the votes of a majority of the directors at a meeting of the directors or by an instrument or instruments in writing signed by a majority of the directors."

  V.
  Section 10 is amended so that, in addition to the provisions in the Articles of Amalgamation, the other provisions are:

  "(a)
  The number of shareholders of the Corporation, exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment and have continued after the termination of that employment to be, shareholders of the Corporation, is limited to not more than 50, 2 or more persons who are the joint registered owners of 1 or more shares being counted as 1 shareholder.

  (b)
  Any invitation to the public to subscribe for securities of the Corporation is prohibited."

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  5.
  The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.

  6.
  The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on:

        16 DECEMBER 1992

        These articles are signed in duplicate.

PAPERBOARD INDUSTRIES CORPORATION (Name of Corporation)
By:		Chairman of the Board

	(Signature)	(Description of Office)

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CERTIFICATE OF INCORPORATION
October 28, 1993
ARTICLES OF AMENDMENT

1
The present name of the corporation is:

        PAPERBOARD INDUSTRIES CORPORATION

2.
The name of the corporation is changed to (if applicable):

3.
Date of amalgamation:

        01 November, 1989

4.
The articles of the corporation are amended as follows:

  By creating an unlimited number of Class C Preference Shares, without par value; and

  By establishing the rights, privileges, restrictions and conditions attaching to the Class C Preference Shares as those set forth in Schedule "A" annexed to the Articles of Amendment to form part thereof.

SCHEDULE "A"
PAPERBOARD INDUSTRIES CORPORATION
CLASS C PREFERENCE SHARES

1.
There are attached to the Class C Preference Shares (hereinafter called the "Class C Shares") the following rights, privileges, restrictions and conditions:

        Prohibition Against Dividends

  (a)
  No Class C Share shall entitle the holder thereof to, and the Company shall at no time pay, any dividend in respect thereof, whether or not dividends are declared or paid on any other class of preference shares or on the Common Shares.

        Other Limitations

  (b)
  While any share of any other class is outstanding a holder of a Class C Share will not as such be entitled

  (i)
  to receive notices of, attend or vote at any general meeting,

  (ii)
  except as required by law, to subscribe for or purchase any part of any issue of shares, bonds, debentures or other securities of the Company,

  (iii)
  to any dividend, distribution upon reduction in the capital of the Company, or otherwise to particpate in the profits of the Company.

        Prohibition Against Reissue

  (c)
  A Class C Share that is redeemed shall be cancelled and may not be re-issued.

2.
Redemption by the Company

(a)
The Class C Shares may be redeemed in accordance with the following rules and procedures:

(i)
the Company may at any time and from time to time while it is the holder of any CPL Preferred Shares redeem any Class C Share, but not earlier than eight months after the date of original issue of Class C Shares;

    (ii)
    Class C Shares may not be redeemed for cash, but may be redeemed only in specie consisting of CPL Preferred Shares held by the Company. The redemption price for each Class C Share shall consist of CPL Preferred Shares having an aggregate par value of $1;

    (iii)
    subject as provided in subclause (x), the Company will, at least 10 days before the redemption is to take place, give notice of the redemption to each person who at the date the notice is given is the registered holder of a share to be redeemed, but accidental failure to give any such notice to one or more of such holders will not affect the validity of the redemption;

    (iv)
    a notice of redemption will set out the date on which redemption is to take place, the redemption price per share and the number thereof so to be redeemed;

    (v)
    on or after the date specified for redemption in such notice the Company will, on presentation and surrender at the records office of the Company, or at such other place as the Company may specify in such notice, of the certificate for a Class C Share to be redeemed, pay or cause to be paid, to or to the order of the registered holder of such share, the redemption price therefor by the delivery to the holder of one or more certificates, duly endorsed for transfer to the holder, representing that number of CPL Preferred Shares the aggregate par value of which equals the aggregate par value of Class C Shares of such holder that are then to be redeemed;

    (vi)
    a Class C Share in respect of which the redemption price is paid as provided in subclause (v) of this Article, is thereupon redeemed and the certificate representing the share will be cancelled whether or not the CPL Preferred Shares transferred pursuant to subclause (v) have at the time been registered in the name of the transferee;

    (vii)
    if less than all the Class C Shares represented by a certificate are redeemed, a new certificate for the balance will be issued at the expense of the Company;

    (viii)
    after the date of redemption specified in the notice of redemption, the holder of a Class C Share called for redemption will not be entitled to exercise any of the rights of a shareholder in respect thereof unless payment of the redemption price is not made on presentation of the certificate therefor in accordance with the provisions of this Article, in which case the rights of such holder will remain unaffected;

    (ix)
    if the holder of a Class C Share to be redeemed fails to present and surrender the certificate representing such share on or within 15 days after the date specified for redemption, the Company may deliver to the registered office of CPL Paperboard Ltd. (or if the registered office is unknown or if there is none, to the last registered office known to the Company), the certificate or

2

      certificates representing CPL Preferred Shares constituting the redemption price of such Class C Share, endorsed as prescribed by subclause (v) of this Article, and upon the making of such delivery every Class C Share in respect of which the delivery is made will be deemed to be redeemed and the rights of the holder thereof after such delivery will be limited to its rights against CPL Paperboard Ltd. in respect of the CPL Preferred Shares evidenced by the certificate or certificates so delivered, without further liability or obligation of the Company;

    (x)
    a holder of a Class C Share may waive or consent to the abridgement of notice of redemption, and if the notice is waived the Company will be deemed to have given a notice specifying as the date for redemption the date on which the redemption occurs;

    (xi)
    notwithstanding the foregoing, the Company may only redeem all, but not less than all, of the Outstanding Class C Shares, they may not be redeemed in part.

3.
Retraction

(a)
Subject to applicable law, a holder of Class C Shares will be entitled, at any time after the first anniversary of the date of issue thereof so long as the Class C Shares have not been called for redemption, to require the Company to redeem all of the Class C Shares registered in the name of the holder in accordance with the following rules and procedures:

(i)
the redemption price for each Class C Share shall consist of CPL Preferred Shares having an aggregate par value of $1;

(ii)
subject as provided in subclause (v), if any holder of Class C Shares desires the Company to redeem the same, he shall, not less than 10 days before the date specified for redemption, give notice thereof to the Company at its registered office. Such notice shall set out the date on which redemption is to take place and the number of Class C Shares held by the holder;

(iii)
on or after the date specified for redemption in such notice the Company will, on presentation and surrender at the registered office of the Company, or at such other place as the Company may specify in writing to the registered holder of the Class C Share given at least five days before the date specified for redemption, of the certificate for the Class C Shares to be redeemed, delivered to the holder, as payment in full of the redemption price therefor, the lesser of

(A)
CPL Preferred Shares having an aggregate par value equal to the aggregate par value of the Class C Shares then to be redeemed, and

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      (B)
      the total number of CPL Preferred Shares then held by the Company, if any,

        and payment of the redemption price determined as aforesaid shall be effected by delivery to the holder of the Class C Shares tendered for redemption of

      (C)
      if the Company then holds CPL Preferred Shares a certificate or certificates representing CPL Preferred Shares, duly endorsed for transfer to it, representing the number of CPL Preferred Shares constituting the redemption price, or

      (D)
      if the Company then holds no CPL Preferred Shares, a certificate signed by the Secretary of the Company to that effect, in which event such a certificate shall constitute payment in full for the CPL Preferred Shares surrendered for redemption.

5.
The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.

6.
The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

        25 October, 1993.

        These articles are signed in duplicate.

PAPERBOARD INDUSTRIES CORPORATION (Name of Corporation)
By:		Vice-President

	(Signature)	(Description of Office)

4

CERTIFICATE OF INCORPORATION
October 4, 1996
ARTICLES OF AMENDMENT

1
The name of the corporation is:

        PAPERBOARD INDUSTRIES CORPORATION

2.
The name of the corporation is changed to (if applicable):

3.
Date of incorporation/amalgamation:

        1989 November 1st

4.
The articles of the corporation are amended as follows:

  By creating an unlimited number of Class D Preference Shares, without par value; and

  By establishing the rights, privileges, restrictions and conditions attaching to the Class D Preference Shares as those set forth in Schedule "A" annexed to the Articles of Amendment to form part thereof.

SCHEDULE "A"
PAPERBOARD INDUSTRIES CORPORATION
CLASS D PREFERENCE SHARES

1.
There are attached to the Class D Preference Shares (hereinafter called the "Class D Shares") the following rights, privileges, restrictions and conditions:

        Prohibition Against Dividends

  (a)
  No Class D Share shall entitle the holder thereof to, and the Company shall at no time pay, any dividend in respect thereof, whether or not dividends are declared or paid on any other class of preference shares or on the Common Shares.

        Other Limitations

  (b)
  While any share of any other class is outstanding a holder of a Class D Share will not as such be entitled

  (i)
  to receive notices of, attend or vote at any general meeting,

  (ii)
  except as required by law, to subscribe for or purchase any part of any issue of shares, bonds, debentures or other securities of the Company,

  (iii)
  to any dividend, distribution upon reduction in the capital of the Company, or otherwise to participate in the profits of the Company.

        Prohibition Against Reissue

  (c)
  A Class D Share that is redeemed shall be cancelled and may not be re-issued.

2.
Redemption by the Company

(a)
The Class D Shares may be redeemed in accordance with the following rules and procedures:

(i)
the Company may at any time and from time to time while it is the holder of any Keystone Business Forms Ltd. ("KBF") Preferred Shares redeem any Class D Share, but not earlier than eight months after the date of original issue of Class D Shares;

    (ii)
    Class D Shares may not be redeemed for cash, but may be redeemed only in specie consisting of KBF Preferred Shares held by the Company. The redemption price for each Class D Share shall consist of KBF Preferred Shares having an aggregate par value of $1;

    (iii)
    subject as provided in subclause (x), the Company will, at least 10 days before the redemption is to take place, give notice of the redemption to each person who at the date the notice is given is the registered holder of a share to be redeemed, but accidental failure to give any such notice to one or more of such holders will not affect the validity of the redemption;

    (iv)
    a notice of redemption will set out the date on which redemption is to take place, the redemption price per share and the number thereof so to be redeemed;

    (v)
    on or after the date specified for redemption in such notice the Company will, on presentation and surrender at the records office of the Company, or at such other place as the Company may specify in such notice, of the certificate for a Class D Share to be redeemed, pay or cause to be paid, to or to the order of the registered holder of such share, the redemption price therefor by the delivery to the holder of one or more certificates, duly endorsed for transfer to the holder, representing that number of KBF Preferred Shares the aggregate par value of which equals the aggregate par value of Class D Shares of such holder that are then to be redeemed;

    (vi)
    a Class D Share in respect of which the redemption price is paid as provided in subclause (v) of this Article, is thereupon redeemed and the certificate representing the share will be cancelled whether or not the KBF Preferred Shares transferred pursuant to subclause (v) have at the time been registered in the name of the transferee;

    (vii)
    if less than all the Class D Shares represented by a certificate are redeemed, a new certificate for the balance will be issued at the expense of the Company;

    (viii)
    after the date of redemption specified in the notice of redemption, the holder of a Class D Share called for redemption will not be entitled to exercise any of the rights of a shareholder in respect thereof unless payment of the redemption price is not made on presentation of the certificate therefor in accordance with the provisions of this Article, in which case the rights of such holder will remain unaffected;

    (ix)
    if the holder of a Class D Share to be redeemed fails to present and surrender the certificate representing such share on or within 15 days after the date specified for redemption, the Company may deliver to the registered office of KBF (or if the registered office is unknown or if there is none, to the last registered office known to the Company), the certificate or

2

      certificates representing KBF Preferred Shares constituting the redemption price of such Class D Share, endorsed as prescribed by subclause (v) of this Article, and upon the making of such delivery every Class D Share in respect of which the delivery is made will be deemed to be redeemed and the rights of the holder thereof after such delivery will be limited to its rights against KBF in respect of the KBF Preferred Shares evidenced by the certificate or certificates so delivered, without further liability or obligation of the Company;

    (x)
    a holder of a Class D Share may waive or consent to the abridgement of notice of redemption, and if the notice is waived the Company will be deemed to have given a notice specifying as the date for redemption the date on which the redemption occurs;

    (xi)
    notwithstanding the foregoing, the Company may only redeem all, but not less than all, of the Outstanding Class D Shares, they may not be redeemed in part.

3.
Retraction

(a)
Subject to applicable law, a holder of Class D Shares will be entitled, at any time after 8 months after the date of original issue thereof so long as the Class D Shares have not been called for redemption, to require the Company to redeem all of the Class D Shares registered in the name of the holder in accordance with the following rules and procedures:

(i)
the redemption price for each Class D Share shall consist of one KBF Preferred Shares having a par value of $1;

(ii)
subject as provided in subclause (v), if any holder of Class D Shares desires the Company to redeem the same, he shall, not less than 10 days before the date specified for redemption, give notice thereof to the Company at its registered office. Such notice shall set out the date on which redemption is to take place and the number of Class D Shares held by the holder;

(iii)
on or after the date specified for redemption in such notice the Company will, on presentation and surrender at the registered office of the Company, or at such other place as the Company may specify in writing to the registered holder of the Class D Share given at least 5 days before the date specified for redemption, of the certificate for the Class D Shares to be redeemed, delivered to the holder, as payment in full of the redemption price therefor, one KBF Preferred Share for each Class D Share then to be redeemed, and payment of the redemption price determined as aforesaid shall be effected by delivery to the holder of the Class D Shares tendered for redemption of a certificate or certificates

3

        representing KBF Preferred Shares, duly endorsed for transfer to it, representing the number of KBF Preferred Shares constituting the aggregate redemption price;

    (iv)
    Class D Share in respect of which the redemption price is paid as provided in this clause (a) is thereupon redeemed and the certificate representing the Share will be cancelled;

    (v)
    the Company may waive or consent to the abridgement of the notice of redemption, and if the notice is waived the holder will be deemed to have given a notice specifying as the date for redemption the date on which the redemption occurs.

4.
Liquidation

(a)
In the event of the liquidation, dissolution or winding-up of the company, or other distribution of the assets of the Company among the members for the purpose of winding-up its affairs, a holder of Class D Shares shall be entitled to no payment except the delivery to him, to the extent that the Company may lawfully do so, of certificates representing KBF Preferred Shares, duly endorsed for transfer to the holder, to the extent that the aggregate par value of the KBF Preferred Shares so delivered does not exceed $1.00 for each Class D Share in respect of which the delivery is made; and upon transfer by the Company of the KBF Preferred Shares in the manner provided in this clause (a), a holder of Class D Shares shall be entitled to no other distribution or other participation in assets of the Company, and the Company shall stand discharged from all other further obligations and liabilities in respect of the Class D Shares.

5.
The amendment has been duly authorized as required by Sections 168 and 170 (as applicable) of the Business Corporations Act.

6.
The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

        1996 October 1st.

        These articles are signed in duplicate.

PAPERBOARD INDUSTRIES CORPORATION (Name of Corporation)
By:		Secretary & Legal Counsel

	(Signature)	(Description of Office)

4

CERTIFICATE OF INCORPORATION
December 20, 2001
ARTICLES OF AMENDMENT

1
The name of the corporation is:

        PAPERBOARD INDUSTRIES CORPORATION

2.
The name of the corporation is changed to (if applicable):

3.
Date of incorporation/amalgamation:

        1989 November 1st

4.
The articles of the corporation are amended as follows:

  By creating an unlimited number of Class E Preference Shares, without par value; and

  By establishing the rights, privileges, restrictions and conditions attaching to the Class E Preference Shares as those set forth in Schedule "A" annexed to the Articles of Amendment to form part thereof.

Schedule A

(1)
The rights, privileges, restrictions and conditions attaching to the Class E Preference Shares are as follows:

(a)
Non-Cumulative Dividends: The holders of the Class E Preference Shares, in priority to the holders of the common shares and all other shares ranking junior to the Class E Preference Shares, shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the board of directors of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative dividends at the rate of 4% per annum on the Redemption Price (as hereinafter defined) per share. Such dividends shall be paid by cheque payable at par at any branch of the Corporation's bankers for the time being in Canada (or, with the consent of any particular holder, by the issuance to such holder of a promissory note of the Corporation payable upon demand without interest. The board of directors shall be entitled from time to time to declare part of the said preferential non-cumulative dividend for any financial year notwithstanding that such dividend for such financial year shall not be declared in full. If within 4 months after the expiration of any financial year of the Corporation the board of directors in its discretion has not declared the said dividend or any part thereof on the Class E Preference Shares for the financial year, then the rights of the holders of the Class E Preference Shares to such dividend or to any undeclared part thereof for such financial year shall be forever extinguished. The holders of Class E Preference Shares shall not be entitled to any dividends other than or in excess of the preferential non-cumulative dividends hereinbefore provided.

(b)
Participation upon Liquidation, Dissolution or Winding-Up: In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Class E Preference Shares shall be entitled to receive from the assets of the Corporation a sum equivalent to the aggregate Redemption Amount (as hereinafter defined) of all Class E Preference Shares held by them respectively before any amount shall be paid or any assets of the Corporation distributed to the holders of any common shares or shares of any other class ranking junior to the Class E Preference Shares. After payment to the holders of the Class E Preference Shares of the amount so payable to them as above provided they shall not be entitled to share in any further distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

(c)
Redemption at Option of Holder: A holder of Class E Preference Shares shall be entitled to require the Corporation to redeem, subject to the requirements of the Ontario Business Corporations Act as now enacted or as the same may from time to time be amended, re-enacted or replaced, at any time or times all or any of the

    Class E Preference Shares held by such holder by tendering to the Corporation at its registered office a share certificate or certificates representing the Class E Preference Shares which the holder desires to have the Corporation redeem together with a request in writing specifying (i) that the holder desires to have the Class E Preference Shares represented by such certificate or certificates redeemed by the Corporation and, if part only of the shares represented by such certificate or certificates is to be redeemed, the number thereof so to be redeemed and (ii) the business day (herein referred to as the "Redemption Date") on which the holder desires to have the Corporation redeem such Class E Preference Shares. The Redemption Date shall be not less than 30 days (or such shorter period to which the Corporation may consent) after the day on which the request in writing is given to the Corporation. Upon receipt of a share certificate or certificates representing the Class E Preference Shares which the holder desires to have the Corporation redeem together with such a request the Corporation shall on the Redemption Date redeem such Class E Preference Shares by paying to such holder the Redemption Amount (as hereinafter defined) for each such Class E Preference Share being redeemed. Such payment shall be made by cheque payable at par at any branch of the Corporation's bankers for the time being in Canada (or, with the consent of the holder, by the issuance to the holder of a promissory note of the Corporation payable upon demand without interest). If a part only of the shares represented by any certificate are redeemed a new certificate for the balance shall be issued at the expense of the Corporation. The said Class E Preference Shares shall be redeemed on the Redemption Date and from and after the Redemption Date the holder of such shares shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of a holder of Class E Preference Shares in respect thereof unless payment of the Redemption Amount is not made on the Redemption Date, in which event the rights of the holder of the said Class E Preference Shares shall remain unaffected.

  (d)
  Redemption by Corporation: The Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or from time to time any part of the then outstanding Class E Preference Shares from any one or more of the holders thereof as the board of directors of the Corporation may in its sole discretion determine on payment of an amount for each share to be redeemed equal to the consideration received in respect of the issuance of such shares, such amount being herein referred to as the "Redemption Price", plus all declared and unpaid dividends thereon, the whole constituting and being herein referred to as the "Redemption Amount".

  (e)
  Idem: In the case of redemption of Class E Preference Shares under the provisions of clause (2)(d) hereof, the Corporation shall at least 21 days (or, if all of the holders of the Class E Preference Shares to be redeemed consent, such shorter period to which they may consent) before the date specified for redemption mail (or, with the consent of any particular holder, otherwise deliver) a notice in writing of the intention of the Corporation to redeem such Class E Preference Shares to each person who at the record date for the determination of shareholders entitled to receive notice is a holder of Class E Preference Shares to

2

    be redeemed. Such notice shall (subject to the consent of any particular holder referred to above) be mailed by letter, postage prepaid, addressed to each such holder at the holder's address as it appears on the records of the Corporation or in the event of the address of any such holder not so appearing then to the last known address of such holder; provided, however, that accidental failure to give any such notice to one or more of such holders shall not affect the validity of such redemption. Such notice shall set out the Redemption Amount and the date on which redemption is to take place and if part only of the shares held by the person to whom it is addressed is to be redeemed the number thereof so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the holders of the Class E Preference Shares to be redeemed the Redemption Amount thereof on presentation and surrender at the registered office of the Corporation or any other place designated in such notice of the certificates representing the Class E Preference Shares called for redemption. Such payment shall be made by cheque payable at par at any branch of the Corporation's bankers in Canada (or, with the consent of any particular holder, by the issuance to such holder of a promissory note of the Corporation payable upon demand without interest). If a part only of the shares represented by any certificate are redeemed a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice the holders of the Class E Preference Shares called for redemption shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of holders of Class E Preference Shares in respect thereof unless payment of the Redemption Amount is not made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holders of the said Class E Preference Shares shall remain unaffected. The Corporation shall have the right at any time after the mailing (or delivery, as the case may be) of notice of its intention to redeem any Class E Preference Shares to deposit the Redemption Amount of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or in any trust company in Canada, named in such notice, to be paid without interest to or to the order of the respective holders of such Class E Preference Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same, and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class E Preference Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total Redemption Amount so deposited against presentation and surrender of the said certificates held by them respectively and any interest allowed on such deposit shall belong to the Corporation.

  (f)
  Voting Rights: The holders of the Class E Preference Shares shall not be entitled to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at any such meeting.

3

  (g)
  Conversion Privilege: Each issued Class E Preference Share may at any time on or before December 31, 2001 be converted, at the option of the holder, into a promissory note of the Corporation payable upon demand without interest where the amount of such promissory note is an amount equal to the Redemption Amount for each such Class E Preference Share so converted. The conversion privilege herein provided for may be exercised by notice in writing given to the Corporation accompanied by a certificate or certificates representing the Class E Preference Shares in respect of which the holder thereof desires to exercise such right of conversion and such notice shall be signed by the holder of the Class E Preference Shares in respect of which such right is being exercised and shall specify the number of Class E Preference Shares which the holder desires to have converted. The holder shall also pay any governmental or other tax imposed in respect of such transaction. Upon receipt of such notice the Corporation shall issue a promissory note upon the basis above prescribed and in accordance with the provisions hereof to the holder of the Class E Preference Shares represented by the certificate or certificates accompanying such notice.

5.
The amendment has been duly authorized as required by Sections 168 and 170 (as applicable) of the Business Corporations Act.

6.
The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

        2001 December 19th.

        These articles are signed in duplicate.

PAPERBOARD INDUSTRIES CORPORATION (Name of Corporation)
By:		Secretary

	(Signature)	(Description of Office)

4

CERTIFICATE OF INCORPORATION
April 15, 2002
ARTICLES OF AMENDMENT

1
The name of the corporation is:

        PAPERBOARD INDUSTRIES CORPORATION

2.
The name of the corporation is changed to (if applicable):

        CASCADES BOXBOARD INC.

3.
Date of incorporation/amalgamation:

        1989-11-01

4.
Complete only if there is a change in the number of directors or the minimum/maximum number of directors.

Number (or minimum and maximum number) of directors is/are:	number	or	minimum	and	maximum
5.
The articles of the corporation are amended as follows:

        Section 1 is amended by changing the name of the corporation to:

    Cascades Boxboard Inc.

6.
The amendment has been duly authorized as required by Sections 168 and 170 (as applicable) of the Business Corporations Act.

7.
The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

          2002-04-04.

        These articles are signed in duplicate.

PAPERBOARD INDUSTRIES CORPORATION (Name of Corporation)
By:		V-P, Legal Affairs and Corporate Secretary

	(Signature)	(Description of Office)

2

Industry Canada Canada Business Corporations Act	Industrie Canada Loi canadienne sur les sociétés par actions	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)	FORMULE 4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)
1—Name of the Corporation—Dénomination sociale de la société	2—Corporation No.—No de la société
Paperboard Industries International Inc./ Les Industries Paperboard International inc.	384894-9
3—The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante:
Section 1 of the Articles of Amalgamation of the Corporation is amended in order to change the name of the Corporation to:
Cascades Boxboard Group Inc./ Cascades Groupe Carton Plat inc.
Section 2 of the Articles of Amalgamation of the Corporation is amended in order to provide that the place in Canada where the registered office will be located shall be:
Province of Quebec
Date	Signature	4—Capacity of—En qualité de
April 2, 2002	(S) Miranda Melfi	Authorized Officer
For Departmental Use Only A l'usage du ministére seulement	Printed Name—Nom en lettres moulées
Filed Déposée April 10, 2002	Miranda Melfi	Canada

Industry Canada Canada Business Corporations Act	Industrie Canada Loi canadienne sur les sociétés par actions	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)	FORMULE 4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)
1—Name of the Corporation—Dénomination sociale de la société	2—Corporation No.—No de la société
Cascades Boxboard Group Inc./Cascades Groupe Carton Plat Inc.	384894-9
3—The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante:
Schedule 1 to the Certificate and the Articles of Amalgamation of the Corporation dated December 31, 2000 is replaced by the annexed Schedule 1 forming an integral part thereof.
Date	Signature	4—Capacity of—En qualité de
November 19, 2002		Authorized Officer
For Departmental Use Only A l'usage du ministére seulement	Printed Name—Nom en lettres moulées

Filed Déposée	Miranda Melfi	Canada

SCHEDULE 1
DESCRIPTION OF SHARE CAPITAL

        The Corporation is authorized to issue an unlimited number of common shares (the "Common Shares"), 2,700,000 Class A Preferred Shares (the "Class A Preferred Shares") and 4,300,000 Class B Preferred Shares (the "Class B Preferred Shares"), all without par value.

1.     COMMON SHARES

        Subject to the rights, privileges, conditions and restrictions attached to the shares of other classes, the Common Shares shall carry the following rights:

        1.1   Voting right. Holders of Common Shares shall have the right to receive notice of any meeting of shareholders of the Corporation, to attend such meeting and to vote thereat on the basis of one vote per Common Share held.

        1.2   Dividend. Holders of Common Shares shall have the right to receive any dividend declared by the Corporation.

        1.3   Remaining property. Upon the winding-up of the Corporation, holders of Common Shares shall have the right to share the remaining property of the Corporation.

2.     CLASS A PREFERRED SHARES

        The Class A Preferred Shares shall have attached thereto the following rights, privileges, restrictions and conditions:

        2.1   Definitions. In this Section 2 setting out the rights, privileges and conditions attached to the Class A Preferred Shares, the following words and phrases shall have the following meanings:

          2.1.1 "Accrued Redemption Amount" of a Class A Preferred Share means the Redemption Amount of a Class A Preferred Share plus an amount equal to all dividends declared or accrued thereon up to and including the immediately preceding Dividend Payment Date which were not paid on or before such immediately preceding Dividend Payment Date (if any);

          2.1.2 "Act" means the Canada Business Corporations Act, as amended from time to time;

          2.1.3 "Business Day" means a day other than a Saturday, Sunday or any other day treated as a holiday in the municipality in Canada in which the Corporation's registered office is then situated;

          2.1.4 "Dividend Payment Date" means the first day of March, June, September and December in each year;

          2.1.5 "Holder" in respect of any Class A Preferred Share means the registered holder thereof;

          2.1.6 "Paperboard Past-Accrued Dividends" means the dividends referred to in Section 2.3;

          2.1.7 "Redemption Amount" of a Class A Preferred Share means $25 per Class A Preferred Share;

          2.1.8 "Redemption Price" of a Class A Preferred Share means the Redemption Amount of a Class A Preferred Share plus an amount equal to all dividends which have at the relevant time been declared or accrued thereon but which have not then been paid (if any);

          2.1.9 "Regular Dividends" means the dividends referred to in Section 2.4; and

          2.1.10 "Retraction Dates" means the dates specified in Section 2.8.1 on which the Class A Preferred Shares are redeemable at the option of the Holder.

If any day on which any dividend on the Class A Preferred Shares is payable on or by which any other action is required to be taken hereunder is not a Business Day, then such dividends shall be payable or such other action shall be required to be taken on the next succeeding day that is a Business Day.

        2.2   Priority. The Class A Preferred Shares shall be entitled to preference over the Class B Preferred Shares, the Common Shares and any other shares issued by the Corporation ranking junior to the Class A Preferred Shares with respect to the payment of dividends and the distribution of assets of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

        2.3   Accrued Dividends. The Class A Preferred Shares shall carry, and be deemed to have carried, a right to accrued dividends in an aggregate amount of $5,929,976, representing the amount of the accrued dividends payable pursuant to the Articles of Amendment of Cascades Paperboard International Inc. dated December 1, 1992, as amended, unpaid and outstanding as of the date of the Corporation's Certificate of Amalgamation dated December 31, 2000 (the "Paperboard Past-Accrued Dividends"). Said Paperboard Past-Accrued Dividends shall be payable, rateably amongst the holders thereof, and concurrently with the redemption of Class A Preferred Shares provided pursuant to Section 2.8.1 of these Articles of Amendment as follows:

          (a)   on November 30, 2001 $2,496,832;

          (b)   on November 30, 2002 $2,496,832; and

          (c)   on November 30, 2003 $936,312.

        2.4   Regular Dividends.

          2.4.1 Regular Dividends on the Class A Preferred Shares shall also accrue on a day-to-day basis at the rate of 5% per annum (calculated by reference to the Accrued Redemption Amount) from and including December 1, 2000 and shall be payable on each Dividend Payment Date to the Holders of record at the close of business on the tenth Business Day preceding such Dividend Payment Date. Accordingly, on each Dividend Payment Date, the Holders of the Class A Preferred Shares shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the board of directors out of monies of the Corporation properly applicable to the payment of dividends, fixed cumulative preferential cash dividends in the amount per Class A Preferred Share equal to 1.25% of the Accrued Redemption Amount for such Dividend Payment Date ("Regular Dividends"), the first of such regular dividends to become payable on March 1, 2001.

          2.4.2 For the purposes of calculating an amount measured by reference to accrued but unpaid Regular Dividends, the amount of any accrued but unpaid dividend in respect of any Class A Preferred Share from the immediately preceding Dividend Payment Date to any particular date shall be an amount equal to 1.25 per cent of the Accrued Redemption Amount on the date of calculation multiplied by a fraction the numerator of which is the number of days from and including such Dividend Payment Date to but excluding such particular date and the denominator of which is the number of days from and including such Dividend Payment Date to but excluding the next succeeding Dividend Payment Date.

          2.4.3 The Regular Dividend payable on any Dividend Payment Date to any Holder of Class A Preferred Shares shall be calculated by multiplying the amount of the Regular Dividend payable on such date on each such share then held by such Holder by the total number of Class A Preferred Shares so held by such Holder and rounding to the nearest $0.01. The board of directors of the Corporation shall be entitled to declare part of the preferential cumulative cash Regular Dividend for any fiscal year notwithstanding that such Regular Dividend for such fiscal year may not be declared in full, but for greater certainty no dividend shall be declared or set aside or paid on the Common Shares, Class B Preferred Shares or any shares ranking junior to the Class A Preferred Shares unless and until all preferential cumulative cash Regular Dividends on the Class A Preferred Shares have been duly declared and paid.

          2.4.4 Regular Dividends shall be paid by cheque drawn on the Corporation's bankers or one of them and payable at par at any branch in Canada of such bank or by electronic funds transfer to a bank account specified by the Holder of shares in respect of which the Regular Dividend has been declared. Any such cheque shall be mailed at least three Business Days before the applicable Dividend Payment Date and any electronic funds transfer shall take place before 12:00 noon (Toronto time). The mailing of such cheques or the crediting of the bank account as aforesaid shall satisfy and discharge all liability for such Regular Dividends to the extent of the sums represented thereby, unless, in the case of cheques, such cheques are not paid on due presentation. If on any Dividend Payment Date Regular Dividends payable on such date are not paid in full on all the Class A Preferred Shares then issued and outstanding, such Regular Dividends or the unpaid part thereof shall be paid on a subsequent date or dates as determined by the directors. The Holders of the Class A Preferred Shares shall not be entitled to any dividends other than or in excess of the cash Regular Dividends herein provided for and the Paperboard Past-Accrued Dividends. A Regular Dividend which is represented by a cheque which has not been presented for payment within 6 years after such cheque was issued or that otherwise remains unclaimed for a period of 6 years from the date on which the Regular Dividend was declared to be payable and set apart for payment shall be forfeited to the Corporation.

        2.5   Dissolution. In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the Holders of the Class A Preferred Shares shall be entitled to receive from the assets and property of the Corporation an amount equal to the Redemption Price for each Class A Preferred Shares held by them before any amount shall be paid or any assets or property of the Corporation distributed to the holders of Class B Preferred Shares, Common Shares or any other shares issued by the Corporation ranking junior to the Class A Preferred Shares. Upon payment of the amount so payable to them, the Holders of Class A Preferred Shares shall not be entitled to share in any further distributions of assets of the Corporation.

        2.6   Voting rights.

          2.6.1 Except as otherwise provided herein or by the Act, the Holders of Class A Preferred Shares shall not be entitled as such to receive notice of or to attend or to vote at any meeting of shareholders of the Corporation. In the event that the Corporation fails to declare in full six quarterly Regular Dividends on the Class A Preferred Shares, whether or not consecutive, or fails to pay six quarterly Regular Dividends on the Class A Preferred Shares, whether or not consecutive, the Holders of the Class A Preferred Shares shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation at which members of the board of directors are to be elected and which takes place more than 30 days after the date on which the failure first occurs (other than a separate meeting of the holders of another series or class of shares) and such Holders shall also have the right, at any such meeting, voting separately from the holders of the Common Shares, to elect three out of the total number of directors of the Corporation, each Class A Preferred Share entitling the Holder thereof to one vote for such purpose, until all arrears of such Regular Dividends on the Class A Preferred Shares shall have been declared and paid whereupon such rights shall cease unless and until the same shall arise again under the provisions of this Section 2.6 and so on from time to time. The right of the Holders of the Class A Preferred Shares to elect three directors of the Corporation shall not apply at any such meeting if or to the extent that three directors of the Corporation whose terms of office do not expire at the meeting have been previously elected to the board of directors by votes cast by the Holders of the Class A Preferred Shares in accordance with this Section 2.6.1. Nothing contained herein shall entitle the Holders of the Class A Preferred Shares to any voting rights other than for the election of three directors of the Corporation as herein expressly provided.

          2.6.2 Notwithstanding anything contained in the articles or by-laws of the Corporation, the term of office of all persons who are directors of the Corporation at any time when the right to elect directors shall accrue to the Holders of the Class A Preferred Shares as provided in this Section, or who may be appointed as directors after such rights shall have accrued and before a meeting of shareholders shall have been held for the purpose of electing directors, shall terminate upon the election of new directors at the next annual meeting of shareholders or at a special meeting of shareholders which may be held for the purpose of electing directors at any time after the accrual of such right to elect directors.

          2.6.3 Any meeting of the shareholders for the purpose of electing directors at which the Holders of the Class A Preferred Shares are entitled to vote may be held upon not less than 21 days' written notice to the Holders of the Class A Preferred Shares. Any such meeting shall be called by the secretary of the Corporation upon the written request of the registered Holders of at least 10 per cent of the then issued and outstanding Class A Preferred Shares and in default of the calling of such meeting by the secretary within 5 days after the making of such request, such meeting may be called by any registered Holder of Class A Preferred Shares.

          2.6.4 Any vacancy occurring among the directors elected by the Holders of Class A Preferred Shares in accordance with the provisions of these articles may be filled by the board of directors of the Corporation with the consent and approval of the remaining director or directors, as the case may be, elected by the Holders of Class A Preferred Shares, or if there be no such remaining director or directors, as the case may be, the board of directors of the Corporation may elect a nominee or nominees of Class A Preferred Shares to fill the vacancy or vacancies. Whether or not such vacancies are so filled by the board of directors, the registered Holders of at least 10 per cent of the then issued and outstanding Class A Preferred Shares shall have the right to require the secretary of the Corporation to call a meeting of the Holders of Class A Preferred Shares for the purpose of filing the vacancies or replacing all or any of the persons filing such vacancies who have been appointed by the board of directors of the Corporation and the foregoing provisions of this Section 2.6 shall apply in respect of the calling of such meeting.

          2.6.5 Notwithstanding anything contained in the articles or by-laws of the Corporation, upon any termination of the right of the Holders of the Class A Preferred Shares to elect directors as provided in this Section, the term of office of the directors elected or appointed by the Holders of the Class A Preferred Shares shall terminate and the vacancies thereby created may be filled by the remaining directors.

        2.7   Redemption by the Corporation.

          2.7.1 Subject to the provisions of the Act, the Corporation may from time to time at its option upon giving notice or upon the waiver of such notice, as hereinafter provided, redeem at any time the whole or from time to time any part of the then outstanding Class A Preferred Shares, on payment for each share to be redeemed of the Redemption Price therefor.

          2.7.2 Subject to the provisions of the Act, all Class A Preferred Shares issued and outstanding on November 30, 2006 shall be redeemed by the Corporation on that date.

          2.7.3 In the case of any redemption of Class A Preferred Shares, unless all the Holders of the Class A Preferred Shares to be redeemed shall have waived notice of such redemption by a written waiver specifying the date on which such redemption is to take place, the Corporation shall, at least 30 days before the date fixed for redemption, mail to each person who, at the date of mailing, is a Holder of Class A Preferred Shares to be redeemed, a notice in writing of the redemption by the Corporation of such Class A Preferred Shares. Such notice shall be mailed by registered letter, postage prepaid, addressed to each such Holder at its address as it appears on the books of the Corporation or, in the event of the address of any such Holder not so appearing, then to the last address of such Holder known to the Corporation; provided, however, that accidental failure or omission in giving such notice to one or more such Holders shall not affect the validity of such redemption. Such notice shall also set out the Redemption Price of Class A Preferred Shares and the date on which redemption is to take place and, if part only of the Class A Preferred Shares held by the person to whom it is addressed is to be redeemed, the number thereof to be redeemed.

          2.7.4 On the date so specified for redemption in any notice of redemption or waiver of notice, as the case may be, as referred to in Section 2.7.3 above, the Corporation shall pay or cause to be paid to or to the order of the Holders of the Class A Preferred Shares to be redeemed the Redemption Price therefor on presentation and surrender of the certificates representing the Class A Preferred Shares so called for redemption at the registered office of the Corporation, the head office of the transfer agent for the Class A Preferred Shares or any other place or places in Canada designated in such notice. Such payment shall be made by cheque payable in lawful money of Canada at par at any branch in Canada of one of the Corporation's bankers for the time being.

          2.7.5 In case a part only of the Class A Preferred Shares is at any time to be redeemed, the shares to be redeemed shall, unless the Holders of the Class A Preferred Shares otherwise unanimously agree in writing in respect of a particular redemption, be redeemed pro rata, disregarding fractions, and the directors of the Corporation may provide for such adjustments as may be necessary to avoid the redemption of fractional shares. If a part only of the Class A Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation.

          2.7.6 From and after the date specified for redemption in any notice of redemption or waiver of notice, as the case may be, as referred to in Section 2.7.3 above, Class A Preferred Shares called for redemption shall cease to be entitled to Regular Dividends and the Holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the Redemption Price of the Class A Preferred Shares shall not be made upon presentation of the certificates in accordance with the foregoing provisions, in which case the rights of the Holders shall remain unaffected.

          2.7.7 The Corporation shall have the right and in the case of a redemption pursuant to Section 2.7.2 shall be required, at any time after the mailing of notice of its intention to redeem any Class A Preferred Shares or the obtaining of the waiver referred to in Section 2.7.3 above, to deposit the Redemption Price of the Class A Preferred Shares so called for redemption or such of the said shares represented by certificates which have not at the date of such deposit been surrendered by the Holders thereof in connection with such redemption, to a special account at any chartered bank or trust company in Canada named in such notice to be paid without interest to or to the order of the respective Holders of such Class A Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same, and upon such deposit being made or upon the date specified for redemption in such notice or waiver, whichever is the later, the Class A Preferred Shares in respect of which such deposit shall have been made shall be redeemed and the rights of the Holders thereof after such deposit or redemption date, as the case may be, shall be limited to receiving, without interest, their proportionate part of the total Redemption Price of the Class A Preferred Shares so deposited against presentation and surrender of the said certificates held by them respectively. Any interest allowed on such deposit or deposits shall belong to the Corporation.

          2.7.8 If the Corporation is not permitted to redeem all of the Class A Preferred Shares eligible for redemption pursuant to the mandatory redemption requirement provided in Section 2.7.2 by virtue of the provisions of the Act, then subject to Section 2.11, the Corporation shall redeem only the maximum number of Class A Preferred Shares which the directors of the Corporation determine the Corporation is then permitted to redeem. Such redemption will be made pro rata (disregarding fractions of shares) according to the number of Class A Preferred Shares eligible for redemption. The Corporation shall pay the Redemption Price to each Holder of Class A Preferred Shares which tendered its shares for redemption in accordance with Section 2.7.4 and shall deposit in accordance with Section 2.7.7 the Redemption Price in respect of Holders who did not tender their share certificates. The Corporation shall issue and deliver to each Holder whose Class A Preferred Shares have not been redeemed in full a new share certificate, at the expense of the Corporation, representing the Class A Preferred Shares not redeemed by the Corporation.

          2.7.9 If the Corporation fails to redeem, because of the provisions of the Act, all of the Class A Preferred Shares duly tendered pursuant to the mandatory redemption requirement provided in Section 2.7.2 that were then eligible for redemption, then subject to Section 2.11, the Corporation shall redeem on each Dividend Payment Date thereafter the lesser of (i) the number of Class A Preferred Shares issued and outstanding and (ii) the number of Class A Preferred Shares which the directors of the Corporation determine the Corporation is then permitted to redeem as selected pro rata from each Holder of Class A Preferred Shares on the basis of the number of Class A Preferred Shares eligible for redemption. The Corporation shall advise Holders of Class A Preferred Shares of this mandatory redemption requirement at least 30 days and no more than 45 days prior to the Dividend Payment Date and shall make payment to Holders of Class A Preferred Shares which tender in accordance with Section 2.7.4 and shall deposit in accordance with Section 2.7.7 the Redemption Price payable to Holders who did not tender their share certificates. The Corporation shall issue and deliver to a Holder whose Class A Preferred Shares have not been redeemed in full a new share certificate, at the expense of the Corporation, representing the Class A Preferred Shares not redeemed by the Corporation.

        2.8   Redemption at the Option of the Holders of Class A Preferred Shares.

          2.8.1 Subject to the provisions of the Act, the Holders of Class A Preferred Shares may, at their option and in the manner hereinafter provided, require the Corporation to redeem up to that number of Class A Preferred Shares, set forth in the following table in respect of each Retraction Date, upon payment of the Redemption Price for each share to be redeemed provided that, on each Retraction Date of 2001, 2002 and 2003, the Corporation shall pay, concurrently with the Redemption Amount and any unpaid declared or accrued Regular Dividends then payable, that portion of the Paperboard Past-Accrued Dividends relating thereto, as specified in the following table. The following table illustrates, on the basis of the Redemption Amount and the Paperboard Past-Accrued Dividend amounts (and not taking into account any Regular Dividends which have, at the relevant Retraction Date, been declared or are accrued on the Class A Preferred Shares to be redeemed but which have not then been paid (if any)), for each Retraction Date: (i) the maximum number of Class A Preferred Shares redeemable, (ii) the corresponding yearly maximum total Redemption Amount, (iii) the Paperboard Past-Accrued Dividends on Class A Preferred Shares to be paid pursuant to Section 2.3; (iv) the corresponding total yearly maximum Redemption Price (as adjusted and not taking into account any Regular Dividends which have, at the relevant Retraction Date, been declared or are accrued on the Class A Preferred Shares to be redeemed but which have not then been paid (if any)); (v) the cumulative number of Class A Preferred Shares redeemable; and (vi) the total cumulative Redemption Price (as adjusted and not taking into account any Regular Dividends which have, at the relevant Retraction Date, been declared or are accrued on the Class A Preferred Shares to be redeemed but which have not then been paid (if any)). For more certainty, at each Retraction Date, the Corporation may be required to redeem that number of Class A Preferred Shares equal to the number of outstanding Class A Preferred Shares eligible for but not tendered for redemption on any preceding Retraction Date plus the corresponding number of Class A Preferred Shares redeemable on such Retraction Date.

Retraction Dates	Number of Shares Redeemable	Yearly Total Redemption Amount	Total Paperboard Past-Accrued Dividends Payable	Yearly Total Redemption Price (as adjusted)	Cumulative Total Number of Shares Redeemable	Cumulative Total Redemption Price (as adjusted)
November 30, 2001	300,127	$7,503,175	$2,496,832	$10,000,007	300,127	$10,000,007
November 30, 2002	300,127	7,503,175	2,496,832	10,000,007	600,254	20,000,014
November 30, 2003	362,548	9,063,700	936,312	10,000,012	962,802	30,000,026
November 30, 2004	580,000	14,500,000	—	14,500,000	1,542,802	44,500,026
November 30, 2005	580,000	14,500,000	—	14,500,000	2,122,801	59,000,026
November 30, 2006	577,198	14,429,950	—	14,429,950	2,700,000	73,429,976

          2.8.2 The Corporation shall on or before October 31 of each year in which Class A Preferred Shares are redeemable at the option of the Holder mail or deliver to each Holder of Class A Preferred Shares, a notice in writing stating the total number of Class A Preferred Shares that may be redeemed pursuant to Section 2.8.1 in that year and the place or places within Canada at which Holders of Class A Preferred Shares may present and surrender their shares for redemption and the date provided for in Section 2.8.3 by which Holders of Class A Preferred Shares must present and surrender their shares for redemption if they wish such shares redeemed.

          2.8.3 A Holder of shares wishing to have such shares redeemed shall tender to the Corporation at its registered office or at the head office of the transfer agent for the Class A Preferred Shares at least ten days prior to the Retraction Date a request in writing specifying (i) that such Holder desires to have the whole or any part of the Class A Preferred Shares registered in such Holder's name redeemed by the Corporation and (ii) the Retraction Date, together with the share certificate, if any, representing the Class A Preferred Shares which the registered Holder desires to have the Corporation redeem.

          2.8.4 In the event that more Class A Preferred Shares are tendered for redemption than are eligible for redemption pursuant to Section 2.8.1 hereof, the shares to be redeemed shall be redeemed pro rata, disregarding fractions, and the directors of the Corporation may provide for such adjustments as may be necessary to avoid the redemption of fractional shares. If a part only of the Class A Preferred Shares represented by any certificate shall be redeemed, then a new certificate for the balance shall be issued at the expense of the Corporation.

          2.8.5 If the Corporation is not permitted to redeem all of the Class A Preferred Shares duly tendered pursuant to the optional redemption right provided in this Section 2.8 by virtue of the provisions of the Act, the Corporation shall redeem only the maximum number of Class A Preferred Shares which the directors of the Corporation determine the Corporation is then permitted to redeem. Such redemption will be made pro rata (disregarding fractions of shares) from each Holder of tendered Class A Preferred Shares according to the number of Class A Preferred Shares tendered for redemption by each such Holder and the Corporation shall issue and deliver to each such Holder a new share certificate, at the expense of the Corporation, representing the Class A Preferred Shares not redeemed by the Corporation.

          2.8.6 If the Corporation fails to redeem, because of the provisions of the Act, all of the Class A Preferred Shares duly tendered pursuant to the optional redemption right provided for in this Section 2.8 that were then eligible for redemption, then the Corporation shall redeem on each Dividend Payment Date thereafter from the Class A Preferred Shares tendered by the Holders thereof on or before the 10th day preceding such Dividend Payment Date for redemption in the same manner as set forth in Section 2.8.3, the lesser of (i) the number of Class A Preferred Shares so tendered and (ii) the number of Class A Preferred Shares which the directors of the Corporation determine the Corporation is then permitted to redeem as selected pro rata from each Holder of Class A Preferred Shares so tendered according to the number of Class A Preferred Shares so tendered by each such Holder. The Corporation shall be under no obligation to give any notice to the Holders of Class A Preferred Shares in respect of the redemptions provided for in this Section 2.8.6.

          2.8.7 Upon receipt of a request for redemption and share certificates, the Corporation shall, on the Retraction Date or Dividend Payment Date, as the case may be, redeem the number of shares to be redeemed determined in accordance with this Section 2.8 by paying to such Holder the amount per share provided in Section 2.8.1. Such payment shall be made by cheque payable in lawful money of Canada at par at any branch in Canada of one of the Corporation's bankers for the time being.

          2.8.8 All Class A Preferred Shares tendered for redemption and required to be redeemed in accordance with this Section 2.8 shall be redeemed on the Retraction Date or on the Dividend Payment Date, as the case may be, and after payment for such shares in accordance with Section 2.8.1, such shares shall cease to be entitled to Regular Dividends and the Holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof, unless payment is not made on the Retraction Date or Dividend Payment Date, as the case may be, in which case the rights of the Holders of such shares shall remain unaffected.

          2.8.9 The number of Class A Preferred Shares shall not be subdivided or consolidated or otherwise changed into a greater or lesser number unless, contemporaneously therewith, the numbers of Class A Preferred Shares which the Corporation may be required to redeem in accordance with this Section 2.8 are subdivided, consolidated, or otherwise changed in the same proportion and in the same manner.

        2.9   No Other Purchases. Except as permitted under Sections 2.7 and 2.8 of this Section 2 of the articles, the Corporation shall not purchase or otherwise acquire any Class A Preferred Shares without first obtaining the prior written consent of all Holders of the Class A Preferred Shares to such purchase or acquisition.

        2.10 Restrictions on Creation of Shares. No shares of a class ranking prior to or on a parity with the Class A Preferred Shares with respect to the payment of dividends or the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up of its affairs may be created without the approval of the Holders of the Class A Preferred Shares voting separately as a class given in accordance with Section 2.12 thereof.

        2.11 Amendment. Subject to any provisions in these articles requiring a higher level of approval for any deletions, variations, modifications, amendments or amplifications to the provisions attaching to the Class A Preferred Shares, the provisions attaching to the Class A Preferred Shares may only be deleted, varied, modified, amended or amplified with the prior approval of the Holders of the Class A Preferred Shares voting separately as a class given in accordance with Section 2.12.

        2.12 Approval of Holders of Preferred Shares. Subject to any provisions in these articles requiring a higher level of approval for the Holders of the Class A Preferred Shares, the approval of the Holders of the Class A Preferred Shares as to any and all matters referred to herein may be given as specified below:

          2.12.1 Any approval required or permitted to be given by the Holders of the Class A Preferred Shares shall be deemed to have been sufficiently given if it shall have been given in writing by the Holders of at least 66 2/3% of the outstanding Class A Preferred Shares or by resolution passed at a meeting of Holders of Class A Preferred Shares duly called and held upon not less than 21 days' notice at which the Holders of at least a majority of the outstanding Class A Preferred Shares are present or are represented by proxy and carried by the affirmative vote of not less than 66 2/3% of the votes cast at such meeting, in addition to any other consent or approval required by the Act. If at any such meeting the Holders of a majority of the outstanding Class A Preferred Shares are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than 15 days thereafter and at such time and place as may be designated by the chairman, and not less than 10 days' written notice shall be given of such adjourned meeting. At such adjourned meeting the Holders of Class A Preferred Shares present or represented by proxy may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than 66 2/3% of the votes cast at such meeting shall constitute the approval of the Holders of the Class A Preferred Shares.

          2.12.2 On every poll taken at any such meeting every Holder of Class A Preferred Shares shall be entitled to one vote in respect of each Class A Preferred Shares it holds. Subject to the foregoing, the formalities to be observed in respect of the giving or waiving of notice of any such meeting and the conduct thereof shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders.

        2.13 Notices and Interpretation.

          2.13.1 Subject to Section 2.13.2, and except where otherwise expressly provided for herein, any notice, cheque or other communication from the Corporation herein provided for shall be sufficiently given if delivered or if sent by ordinary unregistered mail, postage pre-paid or, in the case of a notice of redemption, by pre-paid registered mail, to the Holders of the Class A Preferred Shares at their respective addresses appearing on the books of the Corporation, or, in the event of the address of any of such Holders not so appearing, then at the last address of such Holder known to the Corporation. Accidental failure to give any such notice or other communication to one or more Holders of the Class A Preferred Shares shall not affect the validity of the notices or other communications properly given or any action taken pursuant to such notice or other communication but, upon such failure being discovered, the notice or other communication, as the case may be, shall be sent forthwith to such Holder or Holders.

          2.13.2 If there exists any actual or apprehended disruption of mail services in any jurisdiction in which there are Holders of Class A Preferred Shares whose addresses appear on the books of the Corporation to be in such jurisdiction, notice may (but need not) be given to the Holders in such jurisdiction by means of publication once in each of two successive weeks in a newspaper of general circulation published or distributed in the jurisdiction or if the Corporation maintains a register of transfers for the Class A Preferred Shares in such jurisdiction, then in the city in such jurisdiction where the register of transfers is maintained. Notice given by publication shall be deemed for all purposes to be proper notice.

          2.13.3 Notice given by mail shall be deemed to be given on the day upon which it is mailed unless on the day of or the day following such mailing an actual disruption of mail services has occurred in the jurisdiction in or to which such notice is mailed. Notice given by publication shall be deemed to be given on the day on which the first publication is completed in any city in which notice is published.

3.     CLASS B PREFERRED SHARES

        The Class B Preferred Shares shall have attached thereto the following rights, privileges, restrictions and conditions:

        3.1   Definitions. In this Section 3 setting out the rights, privileges and conditions attaching to the Class B Preferred Shares, the following words and phrases shall have the following meanings:

          3.1.1 "Accrued Redemption Amount" of a Class B Preferred Share means the Redemption Amount of a Class B Preferred Share plus an amount equal to all dividends declared or accrued thereon up to and including the immediately preceding Dividend Payment Date which were not paid on or before such immediately preceding Dividend Payment Date (if any);

          3.1.2 "Act" means the Canada Business Corporations Act, as amended from time to time;

          3.1.3 "Business Day" means a day other than a Saturday, Sunday or any other day treated as a holiday in the municipality in Canada in which the Corporation's registered office is then situated;

          3.1.4 "Conversion Rate" at any time means the number of Common Shares into which one Class B Preferred Share may be converted at such time in accordance with the provisions of Section 3.7 hereof;

          3.1.5 "Dividend Payment Date" means the first day of March, June, September and December in each year;

          3.1.6 "Holder" in respect of any Class B Preferred Share means the registered holder thereof;

          3.1.7 "Redemption Amount" of a Class B Preferred Share means $25.00 per Class B Preferred Share;

          3.1.8 "Redemption Price" of a Class B Preferred Share means the Redemption Amount of a Class B Preferred Share plus an amount equal to all dividends which have at the relevant time been declared or accrued thereon but which have not then been paid (if any);

          If any day on which any dividend on the Class B Preferred Shares is payable on or by which any other action is required to be taken hereunder is not a Business Day, then such dividends shall be payable or such other action shall be required to be taken on the next succeeding day that is a Business Day.

        3.2   Rank. The Class B Preferred Shares shall be entitled to preference over the Common Shares and any other shares issued by the Corporation ranking junior to the Class B Preferred Shares with respect to the payment of dividends. The Class B Preferred Shares shall rank pari passu with the Common Shares with respect to the distribution of assets of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs. The Class B Preferred Shares shall rank junior to the Class A Preferred Shares with respect to the payment of dividends and the distribution of assets of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

        3.3   Dividends.

          3.3.1 On each Dividend Payment Date, the Holders of the Class B Preferred Shares shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the board of directors out of moneys of the Corporation properly applicable to the payment of dividends, fixed cumulative preferential cash dividends in an amount per Class B Preferred Share equal to 0.25 per cent of the Accrued Redemption Amount for such Dividend Payment Date, the first of such dividends to become payable on March 1, 2001. Dividends on the Class B Preferred Shares shall accrue on a day-to-day basis from and including December 1, 2000 and shall be payable on each Dividend Payment Date to the Holders of record at the close of business on the tenth Business Day preceding such Dividend Payment Date.

          3.3.2 For the purposes of calculating an amount measured by reference to accrued but unpaid dividends, the amount of any accrued but unpaid dividend in respect of any Class B Preferred Share from the immediately preceding Dividend Payment Date to any particular date shall be an amount equal to 0.25 per cent of the Accrued Redemption Amount on the date of calculation multiplied by a fraction the numerator of which is the number of days from and including such Dividend Payment Date to but excluding such particular date and the denominator of which is the number of days from and including such Dividend Payment Date to but excluding the next succeeding Dividend Payment Date.

          3.3.3 The cash dividend payable on any Dividend Payment Date pursuant to Section 3.3.1 to any Holder of Class B Preferred Shares shall be calculated by multiplying the amount of the dividend payable on such date on each Class B Preferred Share by the total number of Class B Preferred Shares so held by such Holder and rounding to the nearest $0.01. The board of directors of the Corporation shall be entitled to declare part of the preferential cumulative cash dividend provided for in Section 3.3.1 for any fiscal year notwithstanding that such dividend for such fiscal year may not be declared in full, but for greater certainty no dividend shall be declared or set aside or paid on the Common Shares or any shares ranking junior to the Class B Preferred Shares, unless and until all preferential cumulative dividends on the Class B Preferred Shares have been duly declared and paid.

          3.3.4 Cash dividends shall be paid by cheque drawn on the Corporation's bankers or one of them and payable at par at any branch in Canada of such bank or by electronic funds transfer to a bank account specified by the Holder of shares in respect of which the dividend has been declared. Any such cheque shall be mailed at least three Business Days before the applicable date on which the dividend is to be paid and any electronic funds transfer shall take place before 12:00 noon (Toronto time). The mailing of such cheques or the crediting of the bank account as aforesaid shall satisfy and discharge all liability for such dividends to the extent of the sums represented thereby, unless, in the case of cheques, such cheques are not paid on due presentation. A dividend which is represented by a cheque which has not been presented for payment within 6 years after such cheque was issued or that otherwise remains unclaimed for a period of 6 years from the date on which the dividend was declared to be payable and set apart for payment shall be forfeited to the Corporation.

          3.3.5 If on any date on which dividends are to be paid dividends payable on such date are not paid in full on all the Class B Preferred Shares then issued and outstanding, such dividends or the unpaid part thereof shall be paid on a subsequent date or dates as determined by the directors. The Holders of the Class B Preferred Shares shall not be entitled to any dividends other than or in excess of the dividends herein provided for.

        3.4   Dissolution. In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the Holders of the Class B Preferred Shares shall, subject to the prior rights of the holders of the Class A Preferred Shares and any other shares ranking senior to the Class B Preferred Shares on liquidation, dissolution or winding-up, and subject to the provisions of the Act regarding the Corporation's ability to pay dividends, be paid an amount equal to all accrued dividends and all dividends declared but unpaid on the Class B Preferred Shares before any amount shall be paid or any assets or property of the Corporation distributed to the holders of the Common Shares or any shares issued by the Corporation ranking junior to the Class B Preferred Shares. The Holders of the Class B Preferred Shares shall also, subject to the prior rights of the holders of the Class A Preferred Shares and any other shares ranking senior to the Class B Preferred Shares, be entitled together with the holders of the Common Shares to receive the remaining property and assets of the Corporation, and all such property and assets shall be paid or distributed pro rata to the holders of the Common Shares and the Class B Preferred Shares, without preference or distinction. The pro ration applicable to the Class B Preferred Shares shall be based on the number of Common Shares into which the Class B Preferred Shares are convertible at the time of such payment or distribution. For greater certainty the amounts payable or distributable to Holders of Class B Preferred Shares shall be equal to the amounts that would be payable to such Holders had they converted the Class B Preferred Shares owned by them into Common Shares immediately prior to any liquidation, dissolution or winding-up or distribution referred to in this Section 3.4 at the Conversion Rate then in effect.

        3.5   Voting Rights. Except as otherwise provided therein or by the Act, the Holders of Class B Preferred Shares shall not be entitled as such to receive notice of or to attend or to vote at any meeting of shareholders of the Corporation. In the event that the Corporation fails to declare in full six quarterly dividends on the Class B Preferred Shares, whether or not consecutive, the Holders of the Class B Preferred Shares shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation and such Holders shall also have the right, at any such meeting, voting together with the holders of the Common Shares and not as a single class, to exercise such voting rights as would have been exercisable by such holders had such holders converted all of their Class B Preferred Shares into Common Shares in accordance with these articles, and such rights shall continue until all arrears of dividends on the Class B Preferred Shares shall have been paid whereupon such rights shall cease unless and until the same shall arise again under the provisions of this Section 3.5 and so on from time to time.

        3.6   Redemption by the Corporation.

          3.6.1 Subject to the provisions of the Act, the Corporation may, from time to time at its option upon giving notice or upon the waiver of such notice, as hereinafter provided, redeem at any time the whole or from time to time any part of the then outstanding Class B Preferred Shares, on payment for each share to be redeemed of the Redemption Price therefor.

          3.6.2 In the case of any redemption of Class B Preferred Shares, unless all the Holders of the Class B Preferred Shares to be redeemed shall have waived notice of such redemption by a written waiver specifying the date on which such redemption is to take place, the Corporation shall, at least 45 days before the date fixed for redemption, mail to each person who, at the date of mailing, is a Holder of Class B Preferred Shares to be redeemed, a notice in writing of the redemption by the Corporation of such Class B Preferred Shares. Such notice shall be mailed by registered letter, postage prepaid, addressed to each such Holder at his address as it appears on the books of the Corporation or, in the event of the address of any such Holder not so appearing, then to the last address of such Holder known to the Corporation; provided, however, that accidental failure or omission in giving such notice to one or more such Holders shall not affect the validity of such redemption. Such notice shall also set out the Redemption Price of the Class B Preferred Shares and the date on which redemption is to take place and, if part only of the Class B Preferred Shares held by the person to whom it is addressed is to be redeemed, the number thereof to be redeemed.

          3.6.3 On the date so specified for redemption in any notice of redemption or waiver of notice, as the case may be, as referred to in Section 3.6.2 above, the Corporation shall pay or cause to be paid to or to the order of the Holders of the Class B Preferred Shares to be redeemed the Redemption Price therefor on presentation and surrender of the certificates representing the Class B Preferred Shares so called for redemption at the registered office of the Corporation, the head office of the transfer agent for the Class B Preferred Shares or any other place designated in such notice. Such payment shall be made by cheque payable in lawful money of Canada at par at any branch in Canada of one of the Corporation's bankers for the time being.

          3.6.4 In case a part only of the Class B Preferred Shares is at any time to be redeemed, the shares to be redeemed shall, unless the Holders of the Class B Preferred Shares otherwise unanimously agree in writing in respect of a particular redemption, be redeemed pro rata, disregarding fractions, and the directors of the Corporation may provide for such adjustments as may be necessary to avoid the redemption of fractional shares. If a part only of the Class B Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation.

          3.6.5 From and after the date specified for redemption in any notice of redemption or waiver of notice, as the case may be, as referred to in Section 3.6.4 above, Class B Preferred Shares called for redemption shall cease to be entitled to dividends and the Holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the Redemption Price of the Class B Preferred Shares shall not be made upon presentation of the certificates in accordance with the foregoing provisions, in which case the rights of the Holders shall remain unaffected.

        3.7   Conversion.

          3.7.1 Upon or subject to the terms and conditions hereinafter set forth, a Holder of Class B Preferred Shares shall have the right, at any time and from time to time except in the case of Class B Preferred Shares called for redemption by the Corporation where such right shall be exercisable up to the close of business on the Business Day immediately preceding the date fixed for such redemption (provided, however, that if the Corporation shall fail to redeem such Class B Preferred Shares in accordance with the notice of redemption the right of conversion thereupon shall be restored as if such call for redemption had not been made), to convert all or part of their Class B Preferred Shares into fully paid and non-assessable Common Shares at the Conversion Rate then in effect on the date of conversion. Unless and until adjusted in accordance with the provisions of this Section 3.7, the Conversion Rate shall be one Common Share for each 1.1825 Class B Preferred Shares to be converted. All accrued dividends and all dividends declared but unpaid on the Class B Preferred Shares shall be paid on the date of conversion, subject to the provisions of the Act. If the Corporation is not permitted by the Act to pay any dividends declared but unpaid, then such dividends shall be paid as soon as legally permissible. If the Corporation is not permitted by the provisions of the Act to pay accrued but undeclared dividends, then the Corporation shall in satisfaction of such accrued dividends issue Common Shares to Holders of Class B Preferred Shares on the date of conversion who choose to convert. The number of Common Shares issued to such Holder in satisfaction of accrued dividends shall be equal to the product of that number equal to the accrued dividends on the Class B Preferred Shares owned by a Holder who chooses to convert divided by the Redemption Amount multiplied by the Conversion Rate.

          3.7.2 The conversion right provided for in Section 3.7.1 may be exercised by completing and executing the notice of conversion on the certificate or certificates representing the Class B Preferred Shares in respect of which the Holder thereof is entitled to exercise such right of conversion, and by delivering the said certificate or certificates to the transfer agent of the Class B Preferred Shares at any office of the transfer agent for the transfer of the Class B Preferred Shares. The said notice of conversion shall be signed by such Holder or by its duly authorized attorney or agent, with signature guaranteed in the manner satisfactory to the transfer agent and shall specify the number of Class B Preferred Shares which the Holder of the Class B Preferred Shares desires to have converted. The transfer form and the certificate or certificates in question need not be endorsed, except where the Common Shares issuable on conversion are to be issued in the name of a person other than the registered Holder of the Class B Preferred Shares. A Holder of Class B Preferred Shares which converts its shares shall be entitled to receive share certificates representing the Common Shares to which it is entitled upon such conversion by surrendering the share certificate or certificates to the transfer agent of the Class B Preferred Shares at the registered office of the transfer agent for the transfer of the Class B Preferred Shares. If less than all of the Class B Preferred Shares represented by a certificate or certificates are to be converted, the Holder of the Class B Preferred Shares shall be entitled to receive, at the expense of the Corporation, a new certificate representing the Class B Preferred Shares represented by the certificate or certificates tendered as aforesaid which are not to be converted.

          3.7.3 On any conversion of Class B Preferred Shares by the Holder pursuant to Section 3.7.1 the share certificates for Common Shares resulting therefrom shall be issued at the expense of the Corporation in the name of the Holder of the Class B Preferred Shares converted or in such name or names as such Holder may direct in writing, provided that such Holder shall pay any applicable security transfer taxes. In any case where the Common Shares are to be issued in the name of a person other than the Holder of the converted Class B Preferred Shares, the transfer form on the back of the certificates in question shall be endorsed by the registered Holder of the Class B Preferred Shares or its duly authorized attorney or agent, with signature guaranteed in a manner satisfactory to the transfer agent.

          3.7.4 On and after the date of conversion of Class B Preferred Shares into Common Shares, the Class B Preferred Shares which are converted into Common Shares shall cease to be outstanding and cease to be entitled to dividends declared on the Class B Preferred Shares after the date of conversion. The right of a Holder of Class B Preferred Shares and the right of the Corporation to cause the conversion of Class B Preferred Shares into Common Shares shall be deemed to have been exercised and the Holder of Class B Preferred Shares to be converted shall be deemed to have become the Holder of Common Shares of record of the Corporation for all purposes on the date of conversion notwithstanding any delay in the delivery of the certificate or certificates representing the Common Shares into which such Class B Preferred Shares have been converted.

          3.7.5 If and whenever at any time and from time to time the Corporation shall (i) subdivide, redivide or otherwise change its then outstanding Common Shares into a greater number of Common Shares or (ii) reduce, combine, consolidate or otherwise change its then outstanding Common Shares into a lesser number of Common Shares (any of such events being herein called a "Common Share Reorganization"), the Conversion Rate shall be adjusted effective immediately after the record date at which the Holders of Common Shares are determined for the purpose of the Common Share Reorganization by multiplying the Conversion Rate in effect on such record date by the quotient obtained when:

            (a)   the number of Common Shares outstanding after the completion of such Common Share Reorganization (but before giving effect to the issue of any Common Shares issued after such record date otherwise than as part of such Common Share Reorganization) including, in the case where securities exchangeable or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such record date, is divided by

            (b)   the number of Common Shares outstanding on such record date before giving effect to the Common Share Reorganization.

          3.7.6 If and whenever at any time, the Corporation shall distribute rights, options, warrants, securities or make any distribution (including a distribution by way of stock dividend) of any other property to the Holders of all or substantially all of its outstanding Common Shares, then identical rights, options, warrants, shares or other property distributed to such Holders of Common Shares shall be distributed to the Holders of the Class B Preferred Shares as though and to the same effect as if they had converted their Class B Preferred Shares into Common Shares immediately before the record date for the distribution of such rights, options, warrants, securities or the distribution of any such property.

          3.7.7 If and whenever there is a capital reorganization of the Corporation not otherwise provided for in this Section 3.7 or a consolidation, merger, arrangement or amalgamation (statutory or otherwise) of the Corporation with or into another body corporate (any such event being called a "Capital Reorganization"), any Holder of Class B Preferred Shares which has not exercised its right of conversion prior to the record date for such Capital Reorganization shall be entitled to receive and shall accept, upon the exercise of such right at any time after the record date for such Capital Reorganization, in lieu of the number of Common Shares to which it was theretofore entitled upon conversion, the aggregate number of shares or other securities of the Corporation or of the corporation or body corporate resulting, surviving or continuing from the Capital Reorganization that such Holder would have been entitled to receive as a result of such Capital Reorganization if, on the record date, it had been the registered Holder of the number of Common Shares to which it was theretofore entitled upon conversion of the Class B Preferred Shares into Common Shares, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in this Section 3.7; provided that no such Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken so that the holder of the Class B Preferred Shares shall thereafter be entitled to receive such number of shares or other securities of the Corporation or of the corporation or body corporate resulting, surviving or continuing from the Capital Reorganization.

          3.7.8 In the case of any reclassification of, or other change in, the outstanding Common Shares other than a Common Share Reorganization or a Capital Reorganization, the right of conversion shall be adjusted immediately after the record date for such reclassification or other change so that Holders of Class B Preferred Shares shall be entitled to receive, upon the exercise of such right at any time after the record date of such reclassification or other change, such shares, securities or rights as they would have received had such Class B Preferred Shares been converted into Common Shares immediately prior to such record date subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in this Section 3.7.

          3.7.9 The following rules and procedures shall be applicable to the adjustments of the Conversion Rate made pursuant to this Section 3.7:

            (a)   No adjustment in the Conversion Rate shall be required unless an increase or decrease of at least 1% of the prevailing Conversion Rate would result; provided, however, that any adjustment which, except for the provisions of this Section 3.7.9 would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment;

            (b)   Forthwith after any adjustment in the Conversion Rate, the Corporation shall file with the transfer agent of the Corporation for the Class B Preferred Shares, a certificate of an officer of the Corporation certifying as to the amount of such adjustment and, in reasonable detail, the event requiring and the manner of computing such adjustment; the Corporation shall also at such time mail, by prepaid first class mail, a copy of such certificate to the Holders of the Class B Preferred Shares; and

            (c)   Any question that at any time or from time to time arises with respect to the Conversion Rate or any adjustment in the amount of the Conversion Rate or the amount of any cash payment made in lieu of issuing a fractional share shall be conclusively determined by a firm of independent auditors agreed upon in writing by a majority of the Holders of Class B Preferred Shares and the Corporation and shall be binding upon the Corporation and all shareholders, transfer agent and registrars of Class B Preferred Shares and Common Shares.

          3.7.10 If the Corporation intends to fix a record date for any Common Share Reorganization, or Capital Reorganization, the Corporation shall, not less than 21 days prior to such record date, notify each Holder of Class B Preferred Shares of such intention by written notice setting forth the particulars of such Common Share Reorganization or Capital Reorganization in reasonable detail, to the extent that such particulars have been determined at the time of giving the notice.

          3.7.11 In any case where a fraction of a Common Share would otherwise be issuable on conversion of one or more Class B Preferred Shares, the Corporation shall, at its option, either (i) adjust such fractional interest by payment by cheque in an amount equal to the then current market value of such fractional interest calculated in accordance with this Section 3.7.11 or (ii) issue in respect of such fraction a scrip certificate transferable by delivery entitling the Holder thereof and of other similar certificates aggregating one full Common Share, upon surrender of such certificates at such place as may be designated therein, to obtain from the Corporation a full Common Share and to receive a share certificate therefor; such cheque shall be payable to the Holder of the Class B Preferred Shares converted in lawful money of Canada at par at any branch in Canada of any one of the Corporation's bankers for the time being and such scrip certificates shall be in such from and shall be subject to such terms and conditions as the directors may determine and shall provide that the Holder thereof shall not thereby be a shareholder and shall not be entitled to receive dividends or to any other rights of a shareholder. The amount of any cash adjustment shall equal the current market value of the equivalent Common Shares into which such fractional interest would be convertible computed on the basis of the last board lot sale price per share for the Common Shares on the principal stock exchange on which such shares are listed and posted for trading on the last trading day preceding the date of conversion. If the Common Shares are not listed on any stock exchange but are quoted on an over-the-counter market, then the value of any fractional interests shall be determined by the board of directors of the Corporation on the basis of the simple average of the bid and ask prices on the principal over-the counter market on which such shares are quoted on the last trading day preceding the date of conversion. The principal stock exchange or over-the-counter market on which the Common Shares are traded or quoted, as the case may be, shall be that exchange or over-the-counter market, as the case may be, on which the greatest volume of trading in the Common Shares occurred during the 20 Business Days preceding the date of conversion. In the event that the Common Shares of the Corporation are not listed on any stock exchange or quoted on any over-the-counter market, the current market value shall be determined on such other basis as the board of directors shall from time to time, acting reasonably and fairly, determine. When scrip certificates are issued, such scrip certificates may contain, without limitation, provisions to the effect that, after the expiration of one year from their date of issuance, the Corporation may sell or cause to be sold all the shares then represented by unsurrendered scrip certificates and the sole rights of the Holders of the scrip certificate after the expiration of said period shall be, against surrender of their scrip certificates, to receive payment of their proportionate amount of the net proceeds of such sale, less taxes and costs of sale, payable by cheque in lawful money of Canada at par at any branch in Canada of the Corporation's bankers for the time being. If a cash adjustment or a proportionate amount of the net proceeds of a sale is to be paid pursuant to the provisions of this Section 3.7.11, the mailing by prepaid first class mail from the Corporation's registered office or any office of the registrar for the Class B Preferred Shares to a Holder of Class B Preferred Shares who has exercised its right to convert, at its last address as shown on the books of the Corporation, shall be deemed to be payment of the cash adjustment or the proportionate amount of the net proceeds of a sale, as the case may be, resulting from such fractional interest unless the cheque is not paid upon due presentation. Cash adjustments or proportionate amounts that are represented by a cheque which has not been presented to the Corporation's bankers for payment or that otherwise remain unclaimed for a period of 6 years from the date on which the same became payable shall be forfeited to the Corporation.

          3.7.12 In any case where the application of the foregoing provisions results in an increase of the Conversion Rate taking effect immediately after the record date for a specific event, if any Class B Preferred Shares are converted after that record date and prior to completion of the event, the Corporation may postpone the issuance to the Holder the Class B Preferred Shares of the additional Common Shares to which it is entitled by reason of the increase of the Conversion Rate but such additional Common Shares shall be issued and delivered to that Holder upon completion of the event and the Corporation shall deliver to the Holder an appropriate instrument evidencing its right to receive such additional Common Shares.

          3.7.13 So long as any of the Class B Preferred Shares are outstanding and entitled to the right of conversion herein provided, the Corporation will use its best efforts to qualify, if necessary, the Common Shares issued upon the conversion of Class B Preferred Shares for distribution, in all provinces of Canada in which there are at the time of issue addresses of Holders of Class B Preferred Shares appearing in the books of the Corporation.

        3.8   Election Under the Income Tax Act. The Corporation shall elect, in the manner and within the time provided for under section 191.2 of the Income Tax Act (Canada) or any successor or replacement provision of similar effect, and take all other necessary action under such Act, to pay tax under section 191.1 of such statute, or any successor or replacement provision of similar effect, at a rate such that no Holder of the Class B Preferred Shares will be required to pay tax on dividends received on the Class B Preferred Shares under Section 187.2 or Part IV.1 of such statute or any successor or replacement provision of similar effect.

        3.9   No Other Purchases. Except as permitted under Sections 3.6 and 3.7 of this Section 3 of the articles, the Corporation shall not purchase or otherwise acquire any Class B Preferred Shares without first obtaining the prior written consent of all Holders of the Class B Preferred Shares to such purchase or acquisition.

        3.10 Restrictions on Creation of Shares. No shares of a class ranking prior to or on a parity with the Class B Preferred Shares with respect to the payment of dividends or the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up of its affairs may be created without the approval of the Holders of the Class B Preferred Shares voting separately as a class given in accordance with Section 3.12.

        3.11 Amendment. Subject to any provisions in these articles requiring a higher level of approval for any deletions, variations, modifications, amendments or amplifications to the provisions attaching to the Class B Preferred Shares, the provisions attaching to the Class B Preferred Shares may only be deleted, varied, modified, amended or amplified with the prior approval of the Holders of the Class B Preferred Shares voting separately as a class given in accordance with Section 3.12.

        3.12 Approval of Holders of Preferred Shares. Subject to any provisions in these articles requiring a higher level of approval for the Holders of the Class B Preferred Shares, the approval of the Holders of the Class B Preferred Shares as to any and all matters referred to herein may be given as specified below:

          3.12.1 Any approval required or permitted to be given by the Holders of the Class B Preferred Shares shall be deemed to have been sufficiently given if it shall have been given in writing by the Holders of at least 66 2/3% of the outstanding Class B Preferred Shares or by resolution passed at a meeting of Holders of Class B Preferred Shares duly called and held upon not less than 21 days' notice at which the Holders of at least a majority of the outstanding Class B Preferred Shares are present or are represented by proxy and carried by the affirmative vote of not less than 66 2/3% of the votes cast at such meeting, in addition to any other consent or approval required by the Act. If at any such meeting the Holders of a majority of the outstanding Class B Preferred Shares are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than 15 days thereafter and at such time and place as may be designated by the chairman, and not less than 10 days' written notice shall be given of such adjourned meeting. At such adjourned meeting the Holders of Class B Preferred Shares present or represented by proxy may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than 66 2/3% of the votes cast at such meeting shall constitute the approval of the Holders of the Class B Preferred Shares.

          3.12.2 On every poll taken at any such meeting every Holder of Class B Preferred Shares shall be entitled to one vote in respect of each Class B Preferred Share it holds. Subject to the foregoing, the formalities to be observed in respect of the giving or waiving of notice of any such meeting and the conduct thereof shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders.

        3.13 Notices and Interpretation.

          3.13.1 Subject to Section 3.13.2, and except where otherwise expressly provided for herein, any notice, cheque or other communication from the Corporation herein provided for shall be sufficiently given if delivered or if sent by ordinary unregistered mail, postage pre-paid or, in the case of a notice of redemption, by pre-paid registered mail, to the Holders of the Class

  B Preferred Shares at their respective addresses appearing on the books of the Corporation, or, in the event of the address of any of such Holders not so appearing, then at the last address of such Holder known to the Corporation. Accidental failure to give any such notice or other communication to one or more Holders of the Class B Preferred Shares shall not affect the validity of the notices or other communications properly given or any action taken pursuant to such notice or other communication but, upon such failure being discovered, the notice or other communication, as the case may be, shall be sent forthwith to such Holder or Holders.

          3.13.2 If there exists any actual or apprehended disruption of mail services in any jurisdiction in which there are Holders of Class B Preferred Shares whose addresses appear on the books of the Corporation to be in such jurisdiction, notice may (but need not) be given to the Holders in such jurisdiction by means of publication once in each of two successive weeks in a newspaper of general circulation published or distributed in the jurisdiction or if the Corporation maintains a register of transfers for the Class B Preferred Shares in such jurisdiction, then in the city in such jurisdiction where the register of transfers is maintained. Notice given by publication shall be deemed for all purposes to be proper notice.

          3.13.3 Notice given by mail shall be deemed to be given on the day upon which it is mailed unless on the day of or the day following such mailing an actual disruption of mail services has occurred in the province in or to which such notice is mailed. Notice given by publication shall be deemed to be given on the day on which the first publication is completed in any city in which notice is published.

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CERTIFICATE OF INCORPORATION November 1, 1989 ARTICLES OF AMALGAMATION